UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(d):

On November 1, 2021, the Board of Directors of Eagle Materials Inc. (the “Company”) appointed Mauro Gregorio to serve as a Class III director, effective immediately. The Board also appointed Mr. Gregorio to the Audit Committee, effective immediately.

Mr. Gregorio has worked at Dow Inc. for 35 years, most recently serving as President of Dow’s $9 billion Coatings and Performance Materials business since 2020, providing executive oversight for all Dow business in the Latin America Region since 2019, and serving as Chief Executive Officer of Dow Silicones Corporation (fka Dow Corning) from 2016 until 2020.

Mr. Gregorio will be compensated (pro rata) in accordance with the Company’s policy for compensation of non-employee directors, which covers August 1 to July 31 each year. Mr. Gregorio does not have any direct or indirect interest in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K, nor is there an existing family relationship between Mr. Gregorio and any director or executive officer of the Company.

Item 7.01.	Regulation FD Disclosure

The Company has issued a press release, dated November 2, 2021, relating to the appointment of Mauro Gregorio to the Company’s Board of Directors. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated November 2, 2021 issued by Eagle Materials Inc. (announcing appointment of Mauro Gregorio to Board of Directors)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: November 2, 2021